Note 23 - Subsequent Events	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Subsequent Events [Text Block]

23. Subsequent Events:

(a)

Declaration and payment of dividends (common stock): On January 2, 2023, the Company declared a dividend of $0.115 per share on the common stock, which was paid on February 7, 2023, to holders of record of common stock as of January 20, 2023.

(b)

Declaration and payment of dividends (preferred stock Series B, Series C, Series D and Series E): On January 2, 2023, the Company declared a dividend of $0.476563 per share on the Series B Preferred Stock, $0.531250 per share on the Series C Preferred Stock, $0.546875 per share on the Series D Preferred Stock and $0.554688 per share on the Series E Preferred Stock, which were all paid on January 17, 2023 to holders of record as of January 13, 2023.

(c)

Vessels’ sale: On January 9, 2023, based on a Memorandum of Agreement the Company entered into on September 17, 2022, the container vessel Maersk Kalamata was delivered to her buyers (Note 7). On February 23, 2023, based on a Memorandum of Agreement the Company entered into on September 17, 2022, the container vessel Sealand Washington was delivered to her buyers (Note 7). On February 23, 2023, the Company agreed to sell the dry bulk vessel Taibo, which will be delivered to her buyers in the second quarter of 2023. On March 17, 2023, the Company agreed to sell the dry bulk vessel Miner which was delivered to her buyers on March 31, 2023.

(d)

Drawdowns of loan facilities: (i) On January 4, 2023, Bastian Shipping Co., Cadence Shipping Co., Evantone Shipping Co. and Fortrose Shipping Co. drew down the aggregate amount of $130,180 related to the term loan discussed in Note 11.A.40 in order to refinance two term loan discussed in Notes 11.A.5 and 11.A.17 and for general corporate purposes. (ii) On January 9, 2023, Adele Shipping Co., Tatum Shipping Co. and Singleton Shipping Co., drew down the aggregate amount of $82,700 related to the term loan discussed in Note 11.A.40 in order to refinance two term loan discussed in Notes 11.A.2 and 11.A.6 and for general corporate purposes. (iii) On January 11, 2023, Raymond Shipping Co., Terance Shipping Co. and Undine Shipping Co. drew down the aggregate amount of $109,950 related to the term loan discussed in Note 11.A.40 in order to refinance the term loan discussed in Note 11.A.7 and for general corporate purposes.

(e)

Contingencies – Other: In relation to a case discussed in Note 14(d), on February 8, 2023, the Company’s subsidiary, together with the other containership company, reached an agreement to resolve a putative class action claim for economic losses and property damage allegedly incurred by individuals and businesses affected by the oil spill, which is subject to court approval. On February 27, 2023, the Company’s subsidiary, together with the other containership company, reached an agreement to resolve claims asserted by Amplify and subrogation claims by Amplify’s property damage and loss of production insurers. In connection with these settlements, neither the Company’s subsidiary or Costamare Shipping have admitted liability. The Company believes that any payments that will be required under these settlement agreements will be fully covered by insurance.

(f)

Investment in Lease Financing Business: In March 2023 the Company, through a wholly owned subsidiary, acquired from unrelated third parties, controlling interest of Neptune Maritime Leasing Limited (“Neptune”), which was originally established to acquire, own and bareboat charter vessels through its wholly-owned subsidiaries. Pursuant to the shareholders’ agreement, the Company received a special share in Neptune which carries 75% of the voting rights in Neptune and agreed to invest up to $200,000. As of the acquisition date the assets under Neptune investment portfolio consist of one container and three dry bulk vessels which are under bareboat charter agreements and Management presently does not consider it a material business combination.